SUPPLEMENT TO PROSPECTUS

        This Supplement is filed pursuant to Rule 497 (d) with regard to all Equity Investor Funds.

The text of the supplement is as follows:

                        Supplement dated December 13, 2000
                        To Prospectuses of all Series of
                              Equity Investor Fund
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I.   The section "How The Fund Works - Sponsors" should be amended as follows:

To the extent PaineWebber Incorporated is listed as a Sponsor, that language should be deleted.

The following language should be added at the end of that section:

Special Dealer

PaineWebber Incorporated (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas
New York, NY 10019


II. The following language should be added at the end of the section entitled "How the Fund Works - Public Distribution":

Any dealer who sells an aggregate of $700 million worth of primary market units of Defined Asset Funds unit investment trusts during any calendar year may qualify as a special dealer, and will be entitled to the dealer concession stated below on units purchased during the calendar year immediately following the year in which the dealer qualified as a special dealer. The Sponsors may discontinue offering units with a special dealer concession at any time and without notice.

                                            Special Dealer Concession as
                                            a percentage of the
Amount Purchased                            Public Offering Price
----------------                            ---------------------
Less than $50,000                           2.475%
$50,000 to $99,999                          2.225%
$100,000 to $249,999                        1.725%
$250,000 to $999,999                        1.475%
$1,000,000 and over                         0.725%